NATIONAL HEALTH INVESTORS, INC.
SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
FOR THE YEARS ENDED December 31, 2019, 2018, AND 2017
(in thousands)

	Balance	Additions
	Beginning	Charged to Costs		Balance
	of Period	and Expenses[1]	Deductions	End of Period

For the year ended December 31, 2019
Loan loss allowance	$—	$—	$—	$—

For the year ended December 31, 2018
Loan loss allowance	$—	$—	$—	$—

For the year ended December 31, 2017
Loan loss allowance	$—	$—	$—	$—

1 In the Consolidated Statements of Income, we report the net amount of our provision for loan and realty losses and our recoveries of amounts previously written down.

NATIONAL HEALTH INVESTORS, INC.
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2019
(in thousands)

				Costs
		Initial Cost to Company(C)		Capitalized					Date
			Buildings &	Subsequent to		Buildings &		Accumulated	Acquired/
	Encumbrances	Land	Improvements	Acquisition	Land	Improvements	Total	Depreciation(B)	Constructed
Skilled Nursing Facilities
Anniston, AL	$—	$70	$4,477	$—	$70	$4,477	$4,547	$3,536	10/17/1991
Moulton, AL	—	25	688	—	25	688	713	688	10/17/1991
Avondale, AZ	—	453	6,678	—	453	6,678	7,131	4,029	8/13/1996
Brooksville, FL	—	1,217	16,166	—	1,217	16,166	17,383	4,008	2/1/2010
Crystal River, FL	—	912	12,117	—	912	12,117	13,029	3,004	2/1/2010
Dade City, FL	—	605	8,042	—	605	8,042	8,647	1,994	2/1/2010
Hudson, FL (2 facilities)	—	1,290	22,392	—	1,290	22,392	23,682	11,389	Various
Merritt Island, FL	—	701	8,869	—	701	8,869	9,570	7,364	10/17/1991
New Port Richey, FL	—	228	3,023	—	228	3,023	3,251	749	2/1/2010
Plant City, FL	—	405	8,777	—	405	8,777	9,182	7,228	10/17/1991
Stuart, FL	—	787	9,048	—	787	9,048	9,835	7,653	10/17/1991
Trenton, FL	—	851	11,312	—	851	11,312	12,163	2,804	2/1/2010
Glasgow, KY	—	33	2,110	—	33	2,110	2,143	2,059	10/17/1991
Greenfield, MA	—	370	4,341	—	370	4,341	4,711	725	8/30/2013
Holyoke, MA	—	110	944	—	110	944	1,054	166	8/30/2013
Quincy, MA	—	450	710	—	450	710	1,160	115	8/30/2013
Taunton, MA	—	900	5,906	—	900	5,906	6,806	995	8/30/2013
Desloge, MO	—	178	3,804	—	178	3,804	3,982	3,580	10/17/1991
Joplin, MO	—	175	4,034	—	175	4,034	4,209	2,990	10/17/1991
Kennett, MO	—	180	4,928	—	180	4,928	5,108	4,593	10/17/1991
Maryland Heights, MO	—	482	5,512	—	482	5,512	5,994	5,512	10/17/1991
St. Charles, MO	—	150	4,790	—	150	4,790	4,940	4,405	10/17/1991
Manchester, NH (2 facilities)	—	790	20,077	—	790	20,077	20,867	3,294	8/30/2013
Epsom, NH	—	630	2,191	—	630	2,191	2,821	382	8/30/2013
Albany, OR	—	190	10,415	—	190	10,415	10,605	1,829	3/31/2014
Creswell, OR	—	470	8,946	—	470	8,946	9,416	1,505	3/31/2014
Forest Grove, OR	—	540	11,848	—	540	11,848	12,388	2,006	3/31/2014
Anderson, SC	—	308	4,643	—	308	4,643	4,951	4,477	10/17/1991
Greenwood, SC	—	222	3,457	—	222	3,457	3,679	3,199	10/17/1991
Laurens, SC	—	42	3,426	—	42	3,426	3,468	3,042	10/17/1991
Orangeburg, SC	—	300	3,714	—	300	3,714	4,014	1,109	9/25/2008
Athens, TN	—	38	1,463	—	38	1,463	1,501	1,350	10/17/1991
Chattanooga, TN	—	143	2,309	—	143	2,309	2,452	2,313	10/17/1991

NATIONAL HEALTH INVESTORS, INC.
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2019
(in thousands)

				Costs
		Initial Cost to Company(C)		Capitalized					Date
			Buildings &	Subsequent to		Buildings &		Accumulated	Acquired/
	Encumbrances	Land	Improvements	Acquisition	Land	Improvements	Total	Depreciation(B)	Constructed
Dickson, TN	—	90	3,541	—	90	3,541	3,631	3,108	10/17/1991
Franklin, TN	—	47	1,130	—	47	1,130	1,177	1,110	10/17/1991
Hendersonville, TN	—	363	3,837	—	363	3,837	4,200	3,122	10/17/1991
Johnson City, TN	—	85	1,918	—	85	1,918	2,003	1,918	10/17/1991
Lewisburg, TN (2 facilities)	—	46	994	—	46	994	1,040	999	10/17/1991
McMinnville, TN	—	73	3,618	—	73	3,618	3,691	3,089	10/17/1991
Milan, TN	—	41	1,826	—	41	1,826	1,867	1,667	10/17/1991
Pulaski, TN	—	53	3,921	—	53	3,921	3,974	3,384	10/17/1991
Lawrenceburg, TN	—	98	2,900	—	98	2,900	2,998	2,349	10/17/1991
Dunlap, TN	—	35	3,679	—	35	3,679	3,714	3,040	10/17/1991
Smithville, TN	—	35	3,816	—	35	3,816	3,851	3,258	10/18/1991
Somerville, TN	—	26	677	—	26	677	703	678	10/19/1991
Sparta, TN	—	80	1,602	—	80	1,602	1,682	1,518	10/20/1991
Austin, TX	—	606	9,895	—	606	9,895	10,501	1,092	4/1/2016
Canton, TX	—	420	12,330	—	420	12,330	12,750	2,728	4/18/2013
Corinth, TX	—	1,075	13,935	—	1,075	13,935	15,010	3,315	4/18/2013
Ennis, TX	—	986	9,025	—	986	9,025	10,011	2,483	10/31/2011
Euless, TX	—	1,241	12,629	—	1,241	12,629	13,870	1,515	4/1/2016
Fort Worth, TX	—	1,380	14,370	—	1,380	14,370	15,750	805	5/10/2018
Garland, TX	—	1,440	14,310	—	1,440	14,310	15,750	800	5/10/2018
Gladewater, TX	—	70	17,840	—	70	17,840	17,910	1,871	4/1/2016
Greenville, TX	—	1,800	13,948	—	1,800	13,948	15,748	3,517	10/31/2011
Houston, TX (3 facilities)	—	2,808	42,511	—	2,808	42,511	45,319	11,429	Various
Katy, TX	—	610	13,893	—	610	13,893	14,503	1,549	4/1/2016
Kyle, TX	—	1,096	12,279	—	1,096	12,279	13,375	3,188	6/11/2012
Marble Falls, TX	—	480	14,989	—	480	14,989	15,469	1,629	4/1/2016
McAllen, TX	—	1,175	8,259	—	1,175	8,259	9,434	1,010	4/1/2016
New Braunfels, TX	—	1,430	13,666	—	1,430	13,666	15,096	1,316	2/24/2017
San Antonio, TX (3 facilities)	—	2,370	40,054	—	2,370	40,054	42,424	7,119	Various
Waxahachie, TX	—	1,330	14,349	—	1,330	14,349	15,679	960	1/17/2018
Bristol, VA	—	176	2,511	—	176	2,511	2,687	2,320	10/17/1991
Oak Creek, WI	—	2,000	14,903	—	2,000	14,903	16,903	—	12/7/2018
	—	23,565	329,155	—	23,565	329,155	352,720	77,886

NATIONAL HEALTH INVESTORS, INC.
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2019
(in thousands)

				Costs
		Initial Cost to Company(C)		Capitalized					Date
			Buildings &	Subsequent to		Buildings &		Accumulated	Acquired/
	Encumbrances	Land	Improvements	Acquisition	Land	Improvements	Total	Depreciation(B)	Constructed
Assisted Living Facilities
Rainbow City, AL	—	670	11,330	—	670	11,330	12,000	2,049	10/31/2013
Sacramento, CA	—	660	10,840	—	660	10,840	11,500	1,772	6/1/2014
Pueblo West, CO	—	169	7,431	—	169	7,431	7,600	93	7/23/2019
Bartow, FL	—	225	3,192	—	225	3,192	3,417	834	11/30/2010
Lakeland, FL	—	307	3,117	—	307	3,117	3,424	820	11/30/2010
Maitland, FL	—	1,687	5,428	—	1,687	5,428	7,115	3,513	8/6/1996
St. Cloud, FL	—	250	3,167	—	250	3,167	3,417	834	11/30/2010
Greensboro, GA	—	672	4,849	631	672	5,480	6,152	1,156	9/15/2011
Ames, IA	3,193	360	4,670	—	360	4,670	5,030	874	6/28/2013
Burlington, IA	3,901	200	8,374	—	200	8,374	8,574	1,570	6/28/2013
Cedar Falls, IA	3,752	260	4,700	30	260	4,730	4,990	909	6/28/2013
Clinton, IA	2,596	133	3,215	60	133	3,275	3,408	838	6/30/2010
Ft. Dodge, IA	4,008	100	7,208	—	100	7,208	7,308	1,320	6/28/2013
Iowa City, IA	2,357	297	2,725	33	297	2,758	3,055	767	6/30/2010
Marshalltown, IA	5,714	240	6,208	—	240	6,208	6,448	1,155	6/28/2013
Muscatine, IA	—	140	1,802	—	140	1,802	1,942	385	6/28/2013
Urbandale, IA	8,113	540	4,292	—	540	4,292	4,832	845	6/28/2013
West Des Moines, IA	—	600	17,406	—	600	17,406	18,006	1,670	7/12/2013
Caldwell, ID	—	320	9,353	—	320	9,353	9,673	1,547	3/31/2014
Weiser, ID	—	20	2,433	—	20	2,433	2,453	447	12/21/2012
Aurora, IL	—	1,195	11,713	—	1,195	11,713	12,908	1,118	5/9/2017
Bolingbrook, IL	—	1,290	14,677	—	1,290	14,677	15,967	1,134	3/16/2017
Bourbonnais, IL	7,974	170	16,594	—	170	16,594	16,764	3,009	6/28/2013
Crystal Lake, IL (2 facilities)	—	1,060	30,043	170	1,060	30,213	31,273	2,634	Various
Gurnee, IL	—	1,244	13,856	—	1,244	13,856	15,100	137	9/10/2019
Moline, IL	3,896	250	5,630	—	250	5,630	5,880	1,061	6/28/2013
Oswego, IL	—	390	20,957	212	390	21,169	21,559	2,008	6/1/2016
Peoria, IL	3,933	403	4,532	224	403	4,756	5,159	1,360	10/19/2009
Quincy, IL	6,055	360	12,403	—	360	12,403	12,763	2,252	6/28/2013
Rockford, IL	6,412	390	12,575	—	390	12,575	12,965	2,346	6/28/2013
South Barrington, IL	—	1,610	13,456	—	1,610	13,456	15,066	1,061	3/16/2017
Springfield, IL	15,386	450	19,355	200	450	19,555	20,005	3,517	6/28/2013
St. Charles, IL	—	820	22,188	252	820	22,440	23,260	2,148	6/1/2016

NATIONAL HEALTH INVESTORS, INC.
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2019
(in thousands)

				Costs
		Initial Cost to Company(C)		Capitalized					Date
			Buildings &	Subsequent to		Buildings &		Accumulated	Acquired/
	Encumbrances	Land	Improvements	Acquisition	Land	Improvements	Total	Depreciation(B)	Constructed
Tinley Park, IL	—	1,622	11,354	—	1,622	11,354	12,976	1,296	6/23/2016
Carmel, IN	—	463	7,055	—	463	7,055	7,518	1,578	11/12/2014
Crawfordsville, IN	2,559	300	3,134	—	300	3,134	3,434	597	6/28/2013
Crown Point, IN	—	574	7,336	353	574	7,689	8,263	1,474	10/30/2013
Greenwood, IN	—	791	7,020	227	791	7,247	8,038	1,619	11/7/2013
Valparaiso, IN	—	1,414	16,099	—	1,414	16,099	17,513	269	5/31/2019
Mission, KS	—	1,901	17,310	636	1,901	17,946	19,847	4,455	9/30/2012
Overland Park, KS	—	2,199	20,026	—	2,199	20,026	22,225	5,049	9/30/2012
Bastrop, LA	—	325	2,456	—	325	2,456	2,781	650	4/30/2011
Bossier City, LA	—	500	3,344	—	500	3,344	3,844	920	4/30/2011
Minden, LA	—	280	1,698	—	280	1,698	1,978	446	4/30/2011
West Monroe, LA	—	770	5,627	—	770	5,627	6,397	1,415	4/30/2011
Baltimore, MD	—	860	8,078	534	860	8,612	9,472	1,498	10/31/2013
Battle Creek, MI	2,866	398	3,093	197	398	3,290	3,688	962	10/19/2009
Bridgeport, MI	—	220	7,849	—	220	7,849	8,069	327	6/20/2018
Brighton, MI	—	410	13,090	—	410	13,090	13,500	232	5/22/2019
Lansing, MI (2 facilities)	6,218	1,360	17,766	174	1,360	17,940	19,300	3,035	10/19/2009
Midland, MI	5,416	504	6,612	162	504	6,774	7,278	1,842	10/19/2009
Saginaw, MI (2 facilities)	3,566	538	12,991	163	538	13,154	13,692	1,603	Various
Shelby Township, MI	—	570	10,230	—	570	10,230	10,800	207	4/30/2019
Champlin, MN	—	980	4,430	—	980	4,430	5,410	1,230	3/10/2010
Hugo, MN	—	400	3,800	—	400	3,800	4,200	1,040	3/10/2010
Maplewood, MN	—	1,700	6,510	—	1,700	6,510	8,210	1,798	3/10/2010
North Branch, MN	—	595	2,985	—	595	2,985	3,580	875	3/10/2010
Mahtomedi, MN	—	515	8,825	—	515	8,825	9,340	—	12/27/2019
Charlotte, NC	—	650	17,663	2,000	650	19,663	20,313	2,221	7/1/2015
Durham, NC	—	860	6,690	—	860	6,690	7,550	405	3/16/2017
Hendersonville, NC (2 facilities)	—	3,120	12,980	—	3,120	12,980	16,100	1,103	3/16/2017
Grand Island, NE	4,180	370	5,029	197	370	5,226	5,596	1,056	6/28/2013
Lincoln, NE	8,418	380	10,904	—	380	10,904	11,284	1,959	6/28/2013
Omaha, NE (2 facilities)	2,455	1,110	15,437	851	1,110	16,288	17,398	2,164	Various
Columbus, OH (2 facilities)	—	1,100	26,002	—	1,100	26,002	27,102	1,206	4/30/2018
Lancaster, OH	—	530	20,530	—	530	20,530	21,060	2,800	7/31/2015
Marysville, OH	—	1,250	13,950	—	1,250	13,950	15,200	2,755	7/1/2013

NATIONAL HEALTH INVESTORS, INC.
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2019
(in thousands)

				Costs
		Initial Cost to Company(C)		Capitalized						Date
			Buildings &	Subsequent to			Buildings &		Accumulated	Acquired/
	Encumbrances	Land	Improvements	Acquisition		Land	Improvements	Total	Depreciation(B)	Constructed
Middletown, OH	8,492	940	15,548	—		940	15,548	16,488	2,340	10/31/2014
Rocky River, OH	—	650	7,201	—		650	7,201	7,851	360	4/30/2018
Worthington, OH	—	—	18,869	1,476		—	20,345	20,345	1,161	4/30/2018
McMinnville, OR	—	390	9,183	—		390	9,183	9,573	896	8/31/2016
Milwaukie, OR	—	370	5,283	64		370	5,347	5,717	743	9/30/2014
Ontario, OR (2 facilities)	—	429	6,128	—		429	6,128	6,557	1,131	12/21/2012
Portland, OR (2 facilities)	—	1,430	31,542	—		1,430	31,542	32,972	2,688	8/31/2015
Erie, PA	—	1,030	15,206	3		1,030	15,209	16,239	696	4/30/2018
Reading, PA	—	1,027	11,179	—		1,027	11,179	12,206	196	5/31/2019
Arlington, TX	—	450	4,555	26		450	4,581	5,031	407	3/16/2017
Rockwall, TX	—	1,250	10,562	—		1,250	10,562	11,812	854	3/16/2017
Fredericksburg, VA	—	1,615	9,271	—		1,615	9,271	10,886	992	9/20/2016
Midlothian, VA	—	1,646	8,635	—		1,646	8,635	10,281	945	10/31/2016
Suffolk, VA	—	1,022	9,320	—		1,022	9,320	10,342	777	3/25/2016
Beaver Dam, WI	—	210	20,149	113		210	20,262	20,472	4,068	12/21/2012
	8,492	12,459	182,631	1,682		12,459	184,313	196,772	18,254

Independent Living Facilities
Fort Smith, AR	—	590	22,447	—		590	22,447	23,037	3,674	12/23/2013
Rogers, AR	—	1,470	25,282	—		1,470	25,282	26,752	4,138	12/23/2013
Fresno, CA	—	420	10,899	—		420	10,899	11,319	1,876	12/23/2013
Hemet, CA	—	1,250	12,645	—		1,250	12,645	13,895	2,153	12/23/2013
Merced, CA	—	350	18,712	—	—	350	18,712	19,062	3,075	12/23/2013
Modesto, CA	—	1,170	22,673	—		1,170	22,673	23,843	3,661	12/23/2013
Pinole, CA	—	1,020	18,066	—		1,020	18,066	19,086	2,954	12/23/2013
Roseville, CA	—	630	31,343	—		630	31,343	31,973	5,070	12/23/2013
West Covina, CA	—	940	20,280	—		940	20,280	21,220	3,270	12/23/2013
Vero Beach, FL	—	550	37,450	—		550	37,450	38,000	967	2/1/2019
Athens, GA	—	910	31,940	—		910	31,940	32,850	5,162	12/23/2013
Columbus, GA	—	570	8,639	—		570	8,639	9,209	1,508	12/23/2013
Savannah, GA	—	1,200	15,851	—		1,200	15,851	17,051	2,636	12/23/2013
Boise, ID	—	400	12,422	—		400	12,422	12,822	2,069	12/23/2013
Columbus, IN	—	348	6,124	—		348	6,124	6,472	103	5/31/2019
Fort Wayne, IN	—	310	12,864	—		310	12,864	13,174	2,201	12/23/2013

NATIONAL HEALTH INVESTORS, INC.
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2019
(in thousands)

				Costs
		Initial Cost to Company(C)		Capitalized					Date
			Buildings &	Subsequent to		Buildings &		Accumulated	Acquired/
	Encumbrances	Land	Improvements	Acquisition	Land	Improvements	Total	Depreciation(B)	Constructed
Kenner, LA	—	310	24,259	—	310	24,259	24,569	3,881	12/23/2013
St. Charles, MO	—	344	3,181	—	344	3,181	3,525	2,558	10/17/1991
Voorhees, NJ	—	670	23,710	—	670	23,710	24,380	3,816	12/23/2013
Gahanna, OH	—	920	22,919	—	920	22,919	23,839	3,771	12/23/2013
Broken Arrow, OK	—	2,660	18,477	—	2,660	18,477	21,137	3,079	12/23/2013
Tulsa, OK	17,622	1,980	32,620	501	1,980	33,121	35,101	1,929	12/1/2017
Newberg, OR	—	1,080	19,187	—	1,080	19,187	20,267	3,178	12/23/2013
Greenville, SC	—	560	16,547	—	560	16,547	17,107	2,761	12/23/2013
Myrtle Beach, SC	—	1,310	26,229	—	1,310	26,229	27,539	4,231	12/23/2013
Chattanooga, TN	—	9	1,567	—	9	1,567	1,576	1,329	10/17/1991
Johnson City, TN	—	55	4,077	—	55	4,077	4,132	3,040	10/17/1991
Bellevue, WA	—	780	18,692	—	780	18,692	19,472	3,044	12/23/2013
Chehalis, WA	—	1,980	7,710	7,445	1,980	15,155	17,135	879	1/15/2016
Vancouver, WA (2 facilities)	—	1,740	23,411	—	1,740	23,411	25,151	3,950	12/23/2013
Yakima, WA	—	440	14,186	—	440	14,186	14,626	2,348	12/23/2013
	17,622	14,838	256,772	7,946	14,838	264,718	279,556	43,794

Senior Living Campuses
Loma Linda, CA	—	1,200	10,800	7,326	1,200	18,126	19,326	3,169	9/28/2012
Bonita Springs, FL	—	1,810	24,382	—	1,810	24,382	26,192	3,078	7/1/2015
Maitland, FL	—	2,317	9,161	491	2,317	9,652	11,969	6,376	8/6/1996
West Palm Beach, FL	—	2,771	4,286	—	2,771	4,286	7,057	3,803	8/6/1996
Nampa, ID	—	243	4,182	—	243	4,182	4,425	2,552	8/13/1996
Michigan City, IN	—	974	22,667	—	974	22,667	23,641	378	5/31/2019
Portage, IN	—	661	21,959	—	661	21,959	22,620	368	5/31/2019
Needham, MA	—	5,500	45,157	—	5,500	45,157	50,657	1,395	1/15/2019
Salisbury, MD	—	1,876	44,084	—	1,876	44,084	45,960	763	5/31/2019
Roscommon, MI	—	44	6,005	—	44	6,005	6,049	805	8/31/2015
Mt. Airy, NC	—	1,370	7,470	150	1,370	7,620	8,990	1,125	12/17/2014
McMinnville, OR	—	410	26,667	—	410	26,667	27,077	2,451	8/31/2016
Madison, TN	—	920	21,829	104	920	21,933	22,853	2,748	7/1/2015
Silverdale, WA	—	1,750	23,860	2,167	1,750	26,027	27,777	5,392	8/16/2012
	—	21,846	272,509	10,238	21,846	282,747	304,593	34,403

NATIONAL HEALTH INVESTORS, INC.
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
December 31, 2019
(in thousands)

				Costs
		Initial Cost to Company(C)		Capitalized					Date
			Buildings &	Subsequent to		Buildings &		Accumulated	Acquired/
	Encumbrances	Land	Improvements	Acquisition	Land	Improvements	Total	Depreciation(B)	Constructed
Entrance-Fee Communities
Bridgeport, CT	—	4,320	23,494	2,774	4,320	26,268	30,588	2,875	6/1/2016
North Branford, CT	—	7,724	64,430	—	7,724	64,430	72,154	5,700	11/3/2016
Southbury, CT	—	10,320	17,143	2,713	10,320	19,856	30,176	2,046	11/8/2016
Fernandina Beach, FL	—	1,430	63,420	1,522	1,430	64,942	66,372	8,826	12/17/2014
St. Simons Island, GA	—	8,770	38,070	963	8,770	39,033	47,803	5,547	12/17/2014
Winston-Salem, NC	—	8,700	73,920	507	8,700	74,427	83,127	10,356	12/17/2014
Greenville, SC	—	5,850	90,760	—	5,850	90,760	96,610	12,526	12/17/2014
Myrtle Beach, SC	—	3,910	82,140	542	3,910	82,682	86,592	11,630	12/17/2014
Pawleys Island, SC	—	1,480	38,620	460	1,480	39,080	40,560	5,718	12/17/2014
Spartanburg, SC	—	900	49,190	1,021	900	50,211	51,111	7,029	12/17/2014
	—	53,404	541,187	10,502	53,404	551,689	605,093	72,253

Medical Office Buildings
Crestview, FL	—	165	3,349	—	165	3,349	3,514	2,505	6/30/1993
Pasadena, TX	—	631	6,341	—	631	6,341	6,972	4,869	1/1/1995
	—	796	9,690	—	796	9,690	10,486	7,374

Hospitals
La Mesa, CA	—	4,180	8,320	—	4,180	8,320	12,500	2,676	3/10/2010
Jackson, KY	—	540	10,163	7,899	540	18,062	18,602	8,309	6/12/1992
Murfreesboro, TN	—	7,284	17,585	—	7,284	17,585	24,869	3,190	10/1/2012
	—	12,004	36,068	7,899	12,004	43,967	55,971	14,175
Total continuing operations properties	—	66,204	586,945	18,401	66,204	605,346	671,550	93,802
Corporate office	—	1,291	677	551	1,291	1,228	2,519	436
	$—	$67,495	$587,622	$18,952	$67,495	$606,574	$674,069	$94,238

NOTES TO SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
(A) See the notes to the consolidated financial statements.
(B) Depreciation is calculated using estimated useful lives up to 40 years for all completed facilities.
(C) Subsequent to NHC’s transfer of the original real estate properties in 1991, we have purchased from NHC $33,909,000 of additions to those properties. As the additions were purchased from NHC rather than developed by us, the $33,909,000 has been included as Initial Cost to Company.
(D) At December 31, 2019, the tax basis of the Company’s net real estate assets was $2,541,329,000.

NATIONAL HEALTH INVESTORS, INC.
SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
FOR THE YEARS ENDED DECEMBER 31, 2019, 2018, AND 2017
(in thousands)
	December 31,
	2019	2018	2017
Investment in Real Estate:
Balance at beginning of period	$2,818,365	$2,665,903	$2,472,854
Additions through cash expenditures	237,186	147,645	175,793
Change in accounts payable related to investments in real estate construction	1,829	1,689	(1,855)
Change in other assets related to investments in real estate	292	171	—
Tenant investment in leased asset	—	3,775	1,250
Contingent asset acquisition liability relieved	—	(818)	—
Additions through assumption of debt	—	—	18,311
Real estate acquired in exchange for straight-line rent receivable	38,000	—	—
Real estate acquired in exchange for mortgage notes receivable	14,000	—	—
Sale of properties for cash	—	—	(450)
Properties classified as held for sale	(34,826)	—	—
Balance at end of period	$3,074,846	$2,818,365	$2,665,903

Accumulated Depreciation:
Balance at beginning of period	$451,483	$380,202	$313,080
Addition charged to costs and expenses	76,816	71,349	67,173
Amortization of right-of-use asset	60	—	—
Sale of properties	—	—	(51)
Properties classified as held for sale	(13,906)	—	—
Contingent asset acquisition liability relieved	—	(68)	—
Balance at end of period	$514,453	$451,483	$380,202